SUPPLEMENT TO FIDELITY'S CALIFORNIA MUNICIPAL FUNDS APRIL 20, 1999
PROSPECTUS

SHAREHOLDER MEETING. On or about February 16, 2000, a meeting of the shareholders of Spartan California Municipal Income Fund will be held to approve various proposals. Shareholders of record on December 20, 1999 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.